Loans Receivable and Allowance for Loan Losses	12 Months Ended
Dec. 31, 2011
Loans Receivable and Allowance for Loan Losses
Loans Receivable and Allowance for Loan Losses

Note 6 - Loans Receivable and Allowance for Loan Losses

The following table presents the recorded investment in loans receivable at December 31, 2011 and December 31, 2010 by segment and class.

	December 31,
	2011	2010
	(In Thousands)

Real estate mortgage:
Residential	$218,085	$234,435
Commercial and multi-family	472,424	410,212
Construction	17,000	17,848

	707,509	662,495

Commercial:
Business loans	30,290	13,932
Lines of credit	44,283	40,228

	74,573	54,160

Consumer:
Passbook or certificate	809	1,004
Home equity lines of credit	18,923	10,228
Home equity	50,152	53,375
Automobile	103	178
Personal	301	554

	70,288	65,339

Deposit overdrafts	95	80

Total Loans	852,465	782,074

Deferred loan fees, net	(1,193)	(556)
Allowance for loan losses	(10,509)	(8,417)

	(11,702)	(8,973)

	$840,763	$773,101

At December 31, 2011 and 2010, loans serviced by the Bank for the benefit of others, which consist of participation interests in loans originated by the Bank, totaled approximately $6.3 million and $2.8 million.

The following table presents the unpaid principal balance and the related recorded investment of acquired loans included in our Consolidated Statements of Financial Condition.

	December 31,
	2011	2010
	(In Thousands)

Unpaid principal balance	$410,057	$378,004
Recorded investment	405,951	374,057

The following table presents changes in the accretable discount on loans acquired for the year ended December 31, 2011 and 2010:

	December 31,
	2011	2010
	(In Thousands)

Balance – Beginning	$205,491	$—
Acquisitions	17,318	229,805
Accretion	(42,087)	(24,314)

Balance - Ending	$180,722	$205,491

No interest income is being recognized on loans acquired where the fair value of the loan was based on the cash flows expected to be received from the foreclosure and sale of the underlying collateral. The carrying value of these loans at December 31, 2011 and December 31, 2010 was $13.3 million and $11.7 million.

The Bank grants loans to its officers and directors and to their associates. Related party loans are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated persons and do not involve more than normal risk of collectibility. The activity with respect to loans to directors, officers and associates of such persons, is as follows:

	Years Ended December 31,
	2011	2010
	(In Thousands)

Balance – beginning	$7,270	$7,232
Loans originated	613	1,837
Changes in related party status	1,105	190
Collections of principal	(479)	(1,989)

Balance - ending	$8,509	$7,270

Allowance for Loan Losses

Management reviews the adequacy of the allowance on at least a quarterly basis to ensure that the provision for loan losses has been charged against earnings in an amount necessary to maintain the allowance at a level that is adequate based on management's assessment of probable estimated losses. The Company's methodology for assessing the adequacy of the allowance for loan losses consists of several key elements. These elements include a general allocated reserve for impaired loans, a specific reserve for impaired loans and an unallocated portion.

The Company consistently applies the following comprehensive methodology. During the quarterly review of the allowance for loan losses, the Company considers a variety of factors that include:

•	General economic conditions.

•	Trends in charge-offs.

•	Trends and levels of delinquent loans.

•	Trends and levels of non-performing loans, including loans over 90 days delinquent.

•	Trends in volume and terms of loans.

•	Levels of allowance for specific classified loans.

•	Credit concentrations.

The methodology includes the segregation of the loan portfolio into two divisions. Loans that are performing and loans that are impaired. Loans which are performing are evaluated homogeneously by loan class or loan type. The allowance of performing loans is evaluated based on historical loan experience, including consideration of peer loss analysis, with an adjustment for qualitative factors due to economic conditions in the market. Impaired loans are loans which are more than 90 days delinquent or troubled debt restructured. These loans are individually evaluated for loan loss either by current appraisal, estimated economic factor, or net present value. Management reviews the overall estimate for feasibility and bases the loan loss provision accordingly.

The portfolio of performing loans is segmented into the following loan types, where the risk level for each type is analyzed when determining the allowance for these loans:

Residential single family real estate loans involve certain risks such as interest rate risk and risk of non-repayment. Adjustable-rate residential family real estate loans decreases the interest rate risk to the Bank that is associated with changes in interest rates but involve other risks, primarily because as interest rates rise, the payment by the borrower rises to the extent permitted by the terms of the loan, thereby increasing the potential for default. At the same time, the marketability of the underlying property may be adversely affected by higher interest rates. Repayment risk can be affected by job loss, divorce, illness and personal bankruptcy of the borrower.

Construction lending is generally considered to involve a high risk due to the concentration of principal in a limited number of loans and borrowers and the effects of the general economic conditions on developers and builders. Moreover, a construction loan can involve additional risks because of the inherent difficulty in estimating both a property's value at completion of the project and the estimated cost (including interest) of the project. The nature of these loans is such that they are generally difficult to evaluate and monitor. In addition, speculative construction loans to a builder are not necessarily pre-sold and thus pose a greater potential risk to the Bank than construction loans to individuals on their personal residence.

Commercial and multi-family real estate lending entails significant additional risks as compared with residential family property lending. Such loans typically involve large loan balances to single borrowers or groups of related borrowers. The payment experience on such loans is typically dependent on the successful operation of the real estate project. The success of such projects is sensitive to changes in supply and demand conditions in the market for commercial real estate as well as economic conditions generally.

Commercial business lending is generally considered higher risk due to the concentration of principal in a limited number of loans and borrowers and the effects of general economic conditions on the business. Commercial business loans are primarily secured by inventories and other business assets. In most cases, any repossessed collateral for a defaulted commercial business loans will not provide an adequate source of repayment of the outstanding loan balance.

Home equity lending entails certain risks such as interest rate risk and risk of non-repayment. The marketability of the underlying property may be adversely affected by higher interest rates, decreasing the collateral securing the loan. Repayment risk can be affected by job loss, divorce, illness and personal bankruptcy of the borrower.

Home equity line of credit lending entails securing an equity interest in the borrower's home. The risk associated with this type of lending is the marketability of the underlying property may be adversely affected by higher interest rates. Repayment risk can be affected by job loss, divorce, illness and personal bankruptcy of the borrower. This type of lending is often priced on an adjustable rate basis with the rate set at or above a predefined index. Adjustable-rate loans decreases the interest rate risk to the Bank that is associated with changes in interest rates but involve other risks, primarily because as interest rates rise, the payment by the borrower rises to the extent permitted by the terms of the loan, thereby increasing the potential for default.

Consumer loans generally have more credit risk because of the type and nature of the collateral and, in certain cases, the absence of collateral. Consumer loans generally have shorter terms and higher interest rates than other lending. In addition, consumer lending collections are dependent on the borrower's continuing financial stability, and thus are more likely to be adversely effected by job loss, divorce, illness and personal bankruptcy. In most cases, any repossessed collateral for a defaulted consumer loan will not provide an adequate source of repayment of the outstanding loan.

The Company also maintains an unallocated allowance. The unallocated allowance is used to cover any factors or conditions which may cause a potential loan loss but are not specifically identifiable. It is prudent to maintain an unallocated portion of the allowance because no matter how detailed an analysis of potential loan losses is performed, these estimates lack some element of precision. Management must make estimates using assumptions and information that is often subjective and changing rapidly.

Classified Assets. Our policies provide for a classification system for problem assets. Under this classification system, problem assets are classified as "substandard," "doubtful," "loss" or "special mention." An asset is considered substandard if it is inadequately protected by its current net worth and paying capacity of the borrower or of the collateral pledged, if any. Substandard assets include those characterized by the "distinct possibility" that "some loss" will be sustained if the deficiencies are not corrected. Assets classified as doubtful have all the weaknesses inherent in those classified substandard with the added characteristic that the weakness present makes "collection or liquidation in full" on the basis of currently existing facts, conditions, and values, "highly questionable and improbable." Assets classified as loss are those considered "uncollectible" and of such little value that their continuance as assets without the establishment of a specific loss reserve is not warranted, and the loan, or a portion thereof, is charged-off. Assets may be designated special mention because of potential weaknesses that do not currently warrant classification in one of the aforementioned categories.

When we classify problem assets, we may establish general allowances for loan losses in an amount deemed prudent by management. General allowances represent loss allowances which have been established to recognize the inherent risk associated with lending activities, but which, unlike specific allowances, have not been allocated to particular problem assets. A portion of general loss allowances established to cover possible losses related to assets classified as substandard or doubtful may be included in determining our regulatory capital. Specific valuation allowances for loan losses generally do not qualify as regulatory capital. As of December 31, 2011, we had $576,000 in assets classified as loss, all of which is considered impaired, $7.1 million in assets classified as doubtful, of which $4.3 million was classified as impaired, $36.5 million in assets classified as substandard, of which $24.3 million was classified as impaired and $28.2 million in assets classified as special mention, of which $15.5 million was classified as impaired. The loans classified as substandard represent primarily commercial loans secured either by residential real estate, commercial real estate or heavy equipment. The loans that have been classified substandard were classified as such primarily because either updated financial information has not been timely provided, or the collateral underlying the loan is in the process of being revalued.

The Company's internal credit risk grades are based on the definitions currently utilized by the banking regulatory agencies. The grades assigned and definitions are as follows, and loans graded excellent, above average, good and watch list (risk ratings 1-4) are treated as "pass" for grading purposes:

5 – Special Mention- Loans currently performing but with potential weaknesses including adverse trends in borrower's operations, credit quality, financial strength, or possible collateral deficiency.

6 – Substandard- Loans that are inadequately protected by current sound worth, paying capacity, and collateral support. Loans on "nonaccrual" status. The loan needs special and corrective attention.

7 – Doubtful- Weaknesses in credit quality and collateral support make full collection improbable, but pending reasonable factors remain sufficient to defer the loss status.

8 – Loss- Continuance as a bankable asset is not warranted. However, this does not preclude future attempts at partial recovery.

The following table sets forth the activity in the Bank's allowance for loan losses for the year ended December 31, 2011 and recorded investment in loans receivable at December 31, 2011. The table also details the amount of total loans receivable, that are evaluated individually, and collectively, for impairment, and the related portion of the allowance for loan losses that is allocated to each loan class (In Thousands):

	Residential	Commercial & Multi-family	Construction	Commercial Business (1)	Home equity (2)	Consumer	Unallocated	Total
Allowance for credit losses:
Beginning balance	$171	$6,179	$426	$1,286	$204	$18	$133	$8,417
Charge-offs	$122	$1,173	$687	$24	$—	$27	$—	$2,033
Recoveries	$—	$25	$—	$—	$—	$—	$—	$25
Provisions	$2,630	$767	$565	$(221)	$473	$19	$(133)	$4,100
Ending balance	$2,679	$5,798	$304	$1,041	$677	$10	$—	$10,509
Ending balance: individually evaluated for impairment	$550	$2,674	$—	$95	$72	$—	$—	$3,391
Ending balance: collectively evaluated for impairment	$1,548	$2,654	$189	$792	$572	$10	$—	$5,765
Ending balance: loans acquired with deteriorated credit quality	$581	$470	$115	$154	$33	$—	$—	$1,353

Loans receivables:
Ending balance	$218,085	$472,424	$17,000	$74,573	$69,075	$1,308	$—	$852,465
Ending balance: individually evaluated for impairment	$14,006	$39,461	$1,513	$4,307	$1,850	$—	$—	$61,137
Ending balance: collectively evaluated for impairment	$194,862	$429,355	$13,236	$70,012	$66,613	$1,308	$—	$775,386
Ending balance: loans acquired with deteriorated credit quality	$9,217	$3,608	$2,251	$254	$612	$—	$—	$15,942

(1) Includes business lines of credit

(2) Includes home equity lines of credit

The following table sets forth the Bank's allowance for credit losses and recorded investment in financing receivables for the year ended December 31, 2010. The following table also details the amount of total loans receivable, that are evaluated individually, and collectively, for impairment, and the related portion of allowance for loan losses that is allocated to each loan type.

	Residential	Commercial & Multi-family	Construction	Commercial Business (1)	Home equity (2)	Consumer	Unallocated	Total
Allowance for credit losses:

Ending balance	$171	$6,179	$426	$1,286	$204	$18	$133	$8,417
Ending balance: individually evaluated for impairment	$—	$1,656	$—	$449	$2	$—	$—	$2,107
Ending balance: collectively evaluated for impairment	$171	$4,523	$426	$837	$202	$18	$133	$6,310
Ending balance: loans acquired with deteriorated credit quality	$—	$—	$—	$—	$—	$—	$—	$—

Loans receivables:
Ending balance	$234,435	$410,212	$17,848	$54,160	$63,603	$1,816	$—	$782,074
Ending balance: individually evaluated for impairment	$89	$27,422	$2,910	$2,809	$372	$—	$—	$33,602
Ending balance: collectively evaluated for impairment	$219,795	$379,907	$14,938	$51,275	$63,231	$1,816	$—	$730,962
Ending balance: loans acquired with deteriorated credit quality	$14,551	$2,883	$—	$76	$—	$—	$—	$17,510

(1) Includes business lines of credit.

(2) Includes home equity lines of credit.

The following table sets forth an analysis of the Bank's allowance for loan losses, for the years ended December 31, 2011, 2010, and 2009.

	Years Ended December 31,
	2011	2010	2009
	(Dollars in Thousands)

Balance at beginning of period	$8,417	$6,644	$5,304

Charge-offs	2,033	689	212

Recoveries	25	12	2
Net charge-offs	2,008	677	210
Provisions charged to operations	4,100	2,450	1,550
Ending balance	$10,509	$8,417	$6,644

The table below sets forth the amounts and types of non-accrual loans in the Bank's loan portfolio, at December 31, 2011. Loans are placed on non-accrual status when they become more than 90 days delinquent, or when the collection of principal and/or interest become doubtful. As of December 31, 2011, non-accrual loans differed from the amount of total loans past due greater than 90 days due to troubled debt restructuring of loans which are maintained on non-accrual status for a minimum of six months until the borrower has demonstrated its ability to satisfy the terms of the restructured loan.

	Years Ended December 31,
	2011	2010
	(Dollars in Thousands)

Non-accruing loans:
Residential	$15,511	$15,115
Construction	4,040	2,773
Commercial business(1)	4,265	861
Commercial and multi-family	22,280	21,147
Home equity(2)	1,729	1,632
Consumer	—	283
Total	$47,825	$41,811

(1) Includes business lines of credit. (2) Includes home equity lines of credit.

The following table summarizes information in regards to impaired loans by loan portfolio class for the year ended December 31, 2011 and average recorded investment and actual interest income recognized for the twelve months ended December 31, 2011 (In Thousands):

	Recorded Investment	Unpaid Principal Balance	Related Allowance	Average Recorded Investment	Interest Income Recognized

With no related allowance recorded:
Residential Mortgages	$6,142	$6,142	$—	$3,370	$157
Commercial and Multi-family	23,417	23,417	—	22,910	793
Construction	1,513	1,513	—	2,415	19
Commercial Business(1)	2,366	2,366	—	1,653	94
Home Equity(2)	1,301	1,301	—	711	52
Consumer	—	—	—	—	—

With an allowance recorded:
Residential Mortgages	$7,864	$7,864	$550	$3,945	$303
Commercial and Multi-family	16,044	16,044	2,674	15,447	582
Construction	—	—	—	330	—
Commercial Business(1)	1,941	1,941	95	2,019	24
Home Equity(2)	549	549	72	411	19
Consumer	—	—	—	—	—

Total:
Residential Mortgages	$14,006	$14,006	$550	$7,315	$460
Commercial and Multi-family	39,461	39,461	2,674	38,357	1,375
Construction	1,513	1,513	—	2,745	19
Commercial Business(1)	4,307	4,307	95	3,672	118
Home Equity(2)	1,850	1,850	72	1,121	71
Consumer	—	—	—	—	—

(1) Includes business lines of credit.

(2) Includes home equity lines of credit.

The following table summarizes information in regards to impaired loans by loan type as of December 31, 2010:

	Recorded Investment	Unpaid Principal Balance	Related Allowance
With no related allowance recorded:
Residential	$89	$89	$—
Commercial and multi-family	9,709	9,709	—
Construction	2,910	2,910	—
Commercial business	981	981	—
Home equity	189	189	—
Consumer	—	—	—

With an allowance recorded:
Residential	—	—	—
Commercial and multi-family	17,713	17,713	1,656
Construction	—	—	—
Commercial business	1,828	1,828	449
Home equity	183	183	2
Consumer	—	—	—

Total:
Residential	$89	$89	$—
Commercial and multi-family	27,422	27,422	1,656
Construction	2,910	2,910	—
Commercial business	2,809	2,809	449
Home equity	372	372	2
Consumer	—	—	—

The following table summarizes information in regards to troubled debt restructurings for the year ended December 31, 2011, (In thousands):

	Number of Contracts	Pre-Modification Outstanding Recorded Investments	Post-Modification Outstanding Recorded Investments
Troubled Debt Restructurings
Residential	20	$5,985	$5,985
Commercial and multi-family	12	$5,368	$5,368
Construction	—	$—	$—
Commercial business	—	$—	$—
Home equity	2	$470	$470
Consumer	—	$—	$—

The loans included above are considered TDRs as a result of the Bank implementing one or more of the following concessions: granting a material extension of time, issuing a forbearance agreement, adjusting the interest rate, accepting interest only for a period of time or a change in amortization period. As of December 31, 2011, TDRs totaled $11.8 million. All TDRs were considered impaired and therefore were individually evaluated for impairment in the calculation of the allowance for loan losses. The adoption of (ASU) No. 2011-02 did not result in any additional TDR's being identified when retrospectively applied to the beginning of the year 2011.

The following table summarizes information in regards to troubled debt restructurings for which there was a payment default for the year ended December 31, 2011, which occurred within twelve months of restructuring, (In thousands):

	Number of Contracts	Recorded Investment
Troubled Debt Restructurings
That Subsequently Defaulted

Residential	2	$506
Commercial and multi-family	2	$1,429
Construction	—	$—
Commercial business	—	$—
Home equity	—	$—
Consumer	—	$—

At December 31, 2011 and 2010, non-accrual loans for which the accrual of interest had been discontinued totaled approximately $47,825,000 and $41,811,000, respectively. Had non-accrual loans been performing in accordance with their original terms, the interest income recognized for the years ended December 31, 2011, 2010 and 2009 would have been approximately $4,384,000, $1,949,000 and $1,064,000, respectively. Interest income recognized on such loans was approximately $968,000, $280,000 and $282,000 respectively. The Bank is not committed to lend additional funds to the borrowers whose loans have been placed on a nonaccrual status. At December 31, 2011 and 2010, there were no loans which were more than ninety days past due and still accruing interest.

At December 31, 2011 and 2010, impaired loans were $61,137,000 and $33,602,000, respectively, and the related specific allocation of allowance for loan losses totaled $3,391,000 and $2,107,000 respectively. There were impaired loans totaling $34,739,000 which did not have a specific allocation of the allowance for loan losses at December 31, 2011. There were impaired loans totaling $13,878,000 which did not have a specific allocation of the allowance for loan losses at December 31, 2010. During the years ended December 31, 2011, 2010, and 2009, the average balance of impaired loans was $53,210,000, $29,472,000 and $8,662,000, and respectively, and interest income recognized during the period of impairment totaled $2,043,000, $2,114,000 and $464,000 respectively.

The following table sets forth the delinquency status of total loans receivable at December 31, 2011.

	As of December 31, 2011
	30-59 Days Past Due	60-89 Days Past Due	Greater than 90 Days	Total Past Due	Current	Total Loans Receivables	Loans Receivable>90 Days and Accruing
	(Dollars in Thousands)

Residential	$3,272	$1,381	$10,473	$15,126	$202,959	$218,085	—
Commercial and multi-family	11,112	1,839	19,866	32,817	439,607	472,424	—
Construction	130	—	3,660	3,790	13,210	17,000	—
Commercial business(1)	536	499	1,286	2,321	72,252	74,573	—
Home equity(2)	1,738	242	1,099	3,079	65,996	69,075	—
Consumer	10	—	—	10	1,298	1,308	—

Total	$16,798	$3,961	$36,384	$57,143	$795,322	$852,465	—

(1) Includes business lines of credit.

(2) Includes home equity lines of credit.

The following table sets forth the delinquency status of total loans receivable at December 31, 2010.

	As of December 31, 2010
	30-59 Days Past Due	60-89 Days Past Due	Greater than 90 Days	Total Past Due	Current	Total Loans Receivables	Loans Receivable>90 Days and Accruing
	(Dollars in Thousands)

Residential	$5,010	$3,706	$15,115	$23,831	$210,604	$234,435	—
Commercial and multi-family	20,071	5,391	21,147	46,609	363,603	410,212	—
Construction	1,889	—	2,773	4,662	13,186	17,848	—
Commercial business(1)	1,377	456	861	2,694	51,466	54,160	—
Home equity(2)	870	694	1,632	3,196	60,407	63,603	—
Consumer	106	5	283	394	1,422	1,816	—
Total	$29,323	$10,252	$41,811	$81,386	$700,688	$782,074	—

(1) Includes business lines of credit.

(2) Includes home equity lines of credit.

The following table presents the loan portfolio types summarized by the aggregate pass rating and the classified ratings of special mention, substandard, doubtful, and loss within the Company's internal risk rating system as of December 31, 2011:

	Pass	Special Mention	Substandard	Doubtful	Loss	Total

Residential	$203,317	$5,316	$7,632	$1,437	$383	$218,085
Commercial and multi-family	426,983	19,620	23,618	2,203	—	472,424
Construction	13,697	—	2,619	684	—	17,000
Commercial business(1)	67,593	2,827	1,245	2,784	124	74,573
Home equity(2)	67,126	468	1,412	—	69	69,075
Consumer	1,308	—	—	—	—	1,308
Total	$780,024	$28,231	$36,526	$7,108	$576	$852,465

(1) Includes business lines of credit.

(2) Includes home equity lines of credit.

The following table presents the loan portfolio types summarized by the aggregate pass rating and the classified ratings of special mention, substandard, doubtful, and loss within the Company's internal risk rating system as of December 31, 2010:

	Pass	Special Mention	Substandard	Doubtful	Loss	Total

Residential	$217,459	$4,930	$8,874	$3,172	$—	$234,435
Commercial and multi-family	349,219	30,538	17,760	12,578	117	410,212
Construction	12,763	689	4,005	391	—	17,848
Commercial business(1)	50,248	3,113	339	25	435	54,160
Home equity(2)	61,682	807	488	510	116	63,603
Consumer	1,673	7	—	136	—	1,816
Total	$693,044	$40,084	$31,466	$16,812	$668	$782,074

(1) Includes business lines of credit.

(2) Includes home equity lines of credit.